SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant  [X]  Filed by a Party other than the Registrant [  ]

Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for use of the commission only (as permitted by Rule 14a-6(e) (2))

[   ]

Definitive Proxy Statement

[   ]

Definitive Additional Materials

[   ]

Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

IAS ENERGY, INC.

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing or which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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- PRELIMINARY PROXY SOLICITATION MATERIALS –

DEFINITIVE PROXY SOLICITATION MATERIALS INTENDED TO BE RELEASED TO STOCKHOLDERS ON OR ABOUT DECEMBER 1, 2009

NOTICE OF SPECIAL AND ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 4, 2010.

To the Shareholders of IAS Energy, Inc.:

NOTICE IS HEREBY GIVEN that the Special and Annual Meeting of Shareholders IAS Energy, Inc. (the “Company”) will be held at The River Club, 11111 Horseshoe Way, Richmond, British Columbia, on January 4, 2010, at 11:00 a.m. for the purpose of considering and voting upon the following matters:

(1)

ELECTION OF DIRECTORS.  To elect two (2) directors for a term of one year or until their successors have been elected and qualified.

(2)

APPROVAL OF AUDITOR.  Approval of Malone & Bailey PC, Certified Public Accountants as auditor until the close of the next Annual Meeting.

(3)

AMENDMENT OF ARTICLES TO CHANGE THE NAME OF THE COMPANY.  To approve an amendment to Article I of the Articles of Incorporation to change the name of the Company to “Video-1314.com, Inc.”, and that the articles of the Company be altered accordingly.

(4)

AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE OF AUTHORIZED CAPITAL.  To approve an amendment to the articles of incorporation to increase the authorized capital of the Company to 200,000,000 common shares without par value, and that the articles of the Company be altered accordingly.

(5)

WHATEVER OTHER BUSINESS may properly come before the Special and Annual Meeting or any adjournments thereof.

These matters are more fully described in the proxy statement accompanying this Notice.   Accompanying this Notice of Meeting is a proxy statement and a form of proxy.  The annual report of the Company on Form 10-K, containing the management discussion and analysis, the consolidated financial statements for the year ended April 30, 2009, and the auditors’ reports on the financial statements are available electronically on our website at www.iasenergy.com .

Only those shareholders of record at the close of business on November 2, 2009 shall be entitled to notice of, and to vote at, the Special and Annual Meeting or any adjournments thereof.

______________, 2009

BY ORDER OF THE BOARD OF DIRECTORS

/s/

John Robertson

John Robertson, President

YOUR VOTE IS IMPORTANT

Whether or not you attend the Special and Annual Meeting, please sign and date your Proxy and return it.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be

Held on January 4, 2010

The proxy statement and our 2009 annual report are available at http://www.iasenergy.com.

IAS ENERGY, INC.

#240-11780 Hammersmith Way

Richmond, British Columbia V7A 5E9

CANADA

PROXY STATEMENT

Information Concerning the Solicitation of Proxies

This Proxy Statement and the accompanying Proxy is furnished to the shareholders of IAS ENERGY, INC. (the “Company”) in connection with the solicitation of proxies on for use at the Company’s Special and Annual Meeting of Shareholders (the “Annual Meeting”).  The Annual Meeting will be held on January 4, 2010, at The River Club, 11111 Horseshoe Way, Richmond, British Columbia, at 10:00 am.(PST).  A copy of the Company’s annual report on Form 10-KSB was made available to shareholders electronically via filing on EDGAR on September 15, 2009, and accompanies this Proxy Statement.

We will provide without charge to each person solicited upon the written request of any such person, a copy of our annual report on Form 10-K, including the financial statements and the financial statement schedules, required to be filed with the Commission pursuant to Rule 13a-1 under the Act for our most recent fiscal year.  Please direct your written request to John Robertson, President, at #240-11780 Hammersmith Way Richmond, British Columbia, Canada, V7A 5E9.  We will furnish any exhibit upon the payment of a specified reasonable fee which fee shall be limited to our reasonable expenses in furnishing such exhibit.

Only stockholders of record on November 2, 2009 are entitled to vote at the Annual Meeting.

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company, with the cost of solicitation borne by the Company.  Solicitation may be made by directors and officers of the Company.  Solicitation may be made by use of the mails, by telephone, facsimile and personal interview.  The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar recordholders for reasonable expenses in mailing proxy materials to beneficial owners.

If the enclosed Proxy is duly executed and received in time for the Annual Meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy FOR the three nominees listed in this Proxy Statement and FOR the other items listed in the Proxy, unless otherwise directed.  Any proxy given by a shareholder may be revoked before its exercise by notice to the Company in writing, by a subsequently dated proxy, or at the Annual Meeting prior to the taking of the shareholder vote.  The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy.  Shareholders have one vote for each share of Common Stock held, including the election of directors.  Shareholders are not entitled to cumulate their votes in the election of directors.

This Proxy Statement and the accompanying Proxy are being sent to shareholders on or before December __, 2009.

Record Date and Voting Rights

The record date for determination of Stockholders who are entitled to notice of and to vote at the Annual Meeting is November 2, 2009.

The Company is authorized to issue up to 100,000,000 shares of common stock, without par value. As of November 2, 2009, there were 70,438,562 shares of common stock issued and outstanding. Each share of Common Stock is entitled to one vote on all matters submitted for shareholder approval.

BUSINESS OF THE MEETING

There are four (4) matters being presented for consideration by the shareholders at the Annual Meeting, the election of two (2) directors; the approval of Malone & Bailey PC, Certified Public Accountants as auditor of the Company; the amendment to the articles of incorporation with respect to the change of the Company’s name; and the amendment to the articles of incorporation with respect to the increase in the authorized capital of the Company.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of November 15, 2009 our outstanding Class A Common Stock owned of record or beneficially by each person who owned of record, or was known by us to own beneficially, more than 5% of our Common Stock, and the name and shareholdings of each Executive Officer and Director and all Executive Officers and Directors as a group. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this report upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from the date are exercised.

Name	Class A Common Shares Owned	Percentage of Class A Shares Owned
John G. Robertson, President and member of the Board of Directors [1][2][3][4][5][6]	26,425,833	37.52%
Access Information Services, Inc. [3]	12,472,508	17.71%
Robertson Family Trust [4]	21,030,446	29.86%
JGR Petroleum Inc. [5]	8,557,938	12.15%
SMR Investments [6]	4,364,735	6.20%
James L. Vandeberg [1][7], Chief Operating Officer, Chief Financial Officer and Member of the Board of Directors	108,000	0.15 *
Shareholders of Power Telecom Limited [8][9]	27,942,700	39.67%
All Directors and Executive Officers as a Group [1][2][6][7]	25,533,533	36.25%

*    Less than one percent of the issued and outstanding shares as at April 30, 2009 (70,063,817) and at the date of this proxy statement (70,438,562).

Except as noted below, all shares are held beneficially and of record and each record shareholder has sole voting and investment power.

[1]  These individuals are our Executive Officers and Directors and may be deemed to be our "parents or founders" as that term is defined in the Rules and Regulations promulgated under the Securities Act of 1933, as amended.

[2]  Includes 12,472,508 shares registered in the name of Access Information Services, Ltd., a corporation controlled by the Robertson Family Trust, 8,557,938 shares registered in the name of JGR Petroleum Inc. , a corporation controlled by the Robertson Family Trust and 900,000 options, of which 150,000are currently exercisable. Mr. Robertson is one of three trustees of the Robertson Family Trust, which acts by the majority vote of the three trustees. Mr. Robertson disclaims beneficial ownership of the shares owned or controlled by the Robertson Family Trust. Mr. Robertson's address is the same as our address.

[3]  Access Information Services is a corporation owned by the Robertson Family Trust. Its address is 240 - 11780 Hammersmith Way, Richmond, British Columbia V7A 5E9, Canada.

[4]  Includes 12,472,508 shares owned of record by Access Information Services, a corporation owned by the trust and 8,557,938 shares registered in the name of JGR Petroleum Inc. , a corporation controlled by the Robertson Family Trust. The address of the Robertson Family Trust is 240 - 11780 Hammersmith Way, Richmond, British Columbia V7A 5E9, Canada.

[5]  Includes 8,557,938 common shares owned by JGR Petroleum Inc.,  a corporation owned by The Robertson Family Trust. Its address is 240 - 11780 Hammersmith Way, Richmond, British Columbia V7A 5E9, Canada

[6]  Includes 4,364,725 common shares owned by SMR Investments,  a corporation owned by Susanne Robertson, the wife of Mr. Robertson. Its address is 240 - 11780 Hammersmith Way, Richmond, British Columbia V7A 5E9, Canada

[7]  Includes 8,000 shares of common stock and 100,000 options of which 25,000 are currently exercisable. Mr. Vandeberg's address is 22344 NE 31st Street, Sammamish, WA 98074.

[8] Of these, 10,000 shares of IAS common stock were issued to Samuel Kam, our Chairman, and one of the two shareholders of Power Telecom Limited.  Mr. Kam is not an executive officer. Pursuant to Option Agreement dated November 26, 2007 between the Company and the shareholders of Biotonus Clinique Bon Port (Hong Kong) Limited, of which Samuel Kam is a director, and Power Telecom Limited, Messrs. Samuel Kam and Biotonus Clinique Bon Port (Hong Kong) Limited covenant to vote their shares of the Company in favour of the composition of the Board of Directors of IAS as Mr. Robertson shall so direct in writing until either all options are exercised or until December 31, 2013.. Mr. Robertson disclaims beneficial ownership of these shares.  Mr. Kam also holds 850,000 stock options of which 212,500 are currently exercisable.

[9][ Of these, 27,082,700 shares of IAS common stock are held by Biotonus Clinique Bon Port (Hong Kong) Limited, one of the two shareholders of Power Telecom Limited.  The beneficial owner of Biotonus Clinique Bon Port (Hong Kong) Limited is Samuel Kam who is also a director.

Information with Respect to Nominees

The following table lists the persons nominated by the Board of Directors for election as directors and also lists certain information with respect to those persons.

Nominee	Age	Since	Principal Occupation of Director	Ownership [1]	Ownership
John G. Robertson [1], [2], [3], [4], [5], [6]	68	December 1994	Chairman of the Board, President and Chief Executive Officer	26,425,833	37.52%
James L. Vandeberg [1], [7]	65	Director since November 1998 COO since August 1999, CFO since November 2001	Attorney	108,000	*

*Less than one percent of the issued and outstanding on November 2, 2009, which was 70,438,562.

[1] These individuals may be deemed to be our "parents or founders" as that term is defined in the Rules and Regulations promulgated under the Securities Act of 1933.

[2]  Includes 130,662 common shares directly held, 12,472,508 shares registered in the name of Access Information Services, Ltd., a corporation controlled by the Robertson Family Trust, 8,557,938 shares registered in the name of JGR Petroleum Inc. , a corporation controlled by the Robertson Family Trust and 900,000 options, of which 150,000are currently exercisable. Mr. Robertson is one of three trustees of the Robertson Family Trust, which acts by the majority vote of the three trustees. Mr. Robertson disclaims beneficial ownership of the shares owned or controlled by the Robertson Family Trust. Mr. Robertson's address is the same as our address.

[3]  Access Information Services is a corporation owned by the Robertson Family Trust. Its address is 240 - 11780 Hammersmith Way, Richmond, British Columbia V7A 5E9, Canada.

[4]  Includes 12,472,508 shares owned of record by Access Information Services, a corporation owned by the trust and 8,557,938 shares registered in the name of JGR Petroleum Inc. , a corporation controlled by the Robertson Family Trust. The address of the Robertson Family Trust is 240 - 11780 Hammersmith Way, Richmond, British Columbia V7A 5E9, Canada.

[5]  Includes 8,557,938 common shares owned by JGR Petroleum Inc.,  a corporation owned by The Robertson Family Trust. Its address is 240 - 11780 Hammersmith Way, Richmond, British Columbia V7A 5E9, Canada

[6]  Includes 4,364,725 common shares owned by SMR Investments,  a corporation owned by Susanne Robertson, the wife of Mr. Robertson. Its address is 240 - 11780 Hammersmith Way, Richmond, British Columbia V7A 5E9, Canada

[7] Includes rights to purchase, pursuant to stock options, 100,000, common shares.  Mr. Vandeberg's address is 601 Union Street, Suite 4500, Seattle, WA 98101.

Background of Nominees

John G. Robertson - President, Principal Executive Officer and a Member of the Board of Directors

Mr. Robertson has been the President and Principal Executive Officer and a Director of the Company since its formation. Mr. Robertson has been Chairman, President and Chief Executive Officer of REGI U.S., Inc. since July 1992. Since October 1984 Mr. Robertson has been President and a Director of Reg Technologies Inc., a British Columbia corporation listed on the TSX Venture Exchange and OTC BB that has financed the research on the Rand Cam Engine since 1986. REGI U.S. is controlled by Rand Energy Group, Inc., a British Columbia corporation of which Reg Technologies Inc. is the majority shareholder. REGI U.S. owns the U.S. rights to the Rand Cam (TM) technology and Rand Energy Group, Inc. owns the worldwide rights exclusive of the U.S. Since June 1997 Mr. Robertson has been President, Principal Executive Officer and a Director of Information-Highway.com, Inc., an inactive Florida corporation traded on the PinkSheets, and its predecessor. He is also the President and Founder of Teryl Resources Corp., a public company trading on the TSX Venture Exchange and the OTC BB involved in gold, and oil and gas exploration. He is also President of Linux Gold Corp., a public company trading on the OTC Bulletin Board. Since May 1977 Mr. Robertson has been President and a member of the Board of Directors of SMR Investments Ltd., a British Columbia corporation engaged in the business of management and investment consulting.

James L. Vandeberg - Chief Operating Officer, Chief Financial Officer and a Member of the Board of Directors

Mr. Vandeberg became a Director of the Company in November 1998, its Chief Operating Officer in August 1999 and its Chief Financial Officer in November 2001.  Mr. Vandeberg is an attorney in Seattle, Washington.  He has served as our legal counsel since 1996.  Mr. Vandeberg's practice focuses on the corporate finance area, with an emphasis on securities and acquisitions.  Mr. Vandeberg was previously general counsel and secretary of two NYSE companies.  He is a director of REGI U.S., Inc., an Oregon corporation traded on the OTC Bulletin Board since November 1998 and its Chief Operating Officer since November 1999 and Chief Financial Officer since January 2006.  Mr. Vandeberg is also a director of Reg Technologies Inc. which is traded on the OTC Bulletin Board and the TSX Venture Exchange.  Mr. Vandeberg has also been a director of ASAP Expo Inc. since May 2005.  He is a member and former director of the American Society of Corporate Secretaries.  He became a member of the Washington Bar Association in 1969 and of the California Bar Association in 1973.  Mr. Vandeberg graduated cum laude from the University of Washington with a Bachelor of Arts degree in accounting in 1966, and from New York University School of Law in 1969, where he was a Root-Tilden Scholar.

Significant Employees

We currently employ no full-time employees and utilize contractors as required.

Term of Office and Family Relationships

All directors hold office until the next annual meeting of shareholders or until their respective successors are elected or until their earlier death, resignation or removal. Executive officers are appointed by and serve at the discretion of our Board of Directors. There are no family relationships among our executive officers and directors.

Involvement in Certain Legal Proceedings

To the best knowledge of the Officers and Directors of the Company, neither the Company nor any of its Officers, Directors or nominees are parties to any legal proceeding or litigation other than as described below. Further, the Officers and Directors know of no threatened or contemplated legal proceedings or litigation other than as described below.  None of the Officers and Directors have been convicted of a felony or none have been convicted of any criminal offense, felony and misdemeanor relating to securities or performance in corporate office.  To the best of the knowledge of the Officers and Directors, no investigations of felonies, misfeasance in office or securities investigations are either pending or threatened at the present time.

EXECUTIVE COMPENSATION OF MANAGEMENT, OWNERSHIP OF CERTAIN
 STOCKHOLDERS, AND CERTAIN RELATED TRANSACTIONS

The following table lists the Company's executive officers during fiscal year 2009:

Name	Positions with the Company	Age	Office Held Since
John G. Robertson	Chairman of the Board, President and Chief Executive Officer	68	December 1994
James Vandeberg	Chief Operating Officer and Chief Financial Officer	65	Director since November 1998; COO since August 1999, CFO since November 2001
Jennifer Lorette (1)	Secretary and Member of the Board of Directors	37	(1)

(1)

resigned as director and secretary of the company effective July 24, 2009.

Executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board. There is no family relationship between any of the officers and directors.  Memberships on the Boards of other public companies are set out on pages 3 and 4 in the biographies of each of the nominee directors, and memberships on the Boards of other public companies for each of the executive officers who are not directors are set out below.

Background of Executive Officers

The biographies of Messrs. Robertson and Vandeberg can be found on pages 3 and 4.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, other than Mr. Vandeberg, who furnished no Forms to the Company during the year, no officer, director or beneficial owner of more than ten percent of the Common Stock of the Company failed to file on a timely basis reports required to be filed by Section 16(a) of the Exchange Act during the most recent fiscal year.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

In accordance with disclosure requirements, the Board of Directors of the Company has adopted the following corporate governance practices.

Board of Directors

The Board of Directors is composed of two directors.  Both of these directors are executive officers of the Company.  At this time, the Company has no directors which could be considered “independent”.

Directorships

Name of Director	Other Reporting Issuer(s)

John G. Robertson	REGI U.S., Inc., Reg Technologies, Inc., Teryl Resources Corp.
James Vandeberg	REGI U.S., Inc., Reg Technologies Inc., ASAP Expo Inc.

Orientation and Education

The Company does not have a formal process of orientation for new directors.  Historically such orientation and education is provided on an informal basis.  As new directors join the Board, management will provide these individuals with corporate policies, historical information, and an outline of general duties.  The Board believes these procedures are a practical and effective approach due to the size of the company and the limited number of changes to the board.

Ethical Business Conduct

The Board has not adopted a written code of business conduct and ethics for directors, officers and employees of the Company.

Nomination of Directors

The Board has not appointed a formal nominating committee.

Compensation

The Board is responsible for reviewing and approving the compensation for all officers, management and employees.  The Board is also responsible for reviewing compensation programs such as the stock option plan and is solely responsible for the granting of any stock options to any officer, management, employees or consultants.

Report on Executive Compensation

The Board of Directors, when performing equivalent functions of a Compensation Committee, bases their decisions on very simplistic policies.

When deciding the method and amount of compensation, the Board of Directors base their decision on the following criteria and factors:

1.

level of services, expertise, business contacts and skills provided to the Company;

2.

degree of involvement and participation in the day to day operations of the Company;

3.

amount of finances available to the Company; and

4.

amount of outstanding options already granted.

At this time there is no relationship between corporate performance and executive compensation.

Other Board Committees

The Board currently has one committee being the Audit Committee.

Assessments

Based on the Company’s size and its current state of development the Board considers a formal process for assessing to be unnecessary at this time.

Audit Committee

Our Audit Committee consists of the entire Board of Directors of the Company and is comprised of seasoned business professionals, whereby the members each have over 30 years of experience in the investment business, are board members of several corporations and one of the members is an attorney whose practice focuses on the corporate finance area, with an emphasis on securities and acquisitions. On this basis, we believe that the audit committee has adequate resources available to it when financial expertise and advice are necessary.

Despite being comprised of our entire Board of Directors, our Audit Committee assists the Board in fulfilling its responsibilities relating to the Company’s corporate accounting and reporting practices.  The Audit Committee is responsible for ensuring that management has established appropriate processes for monitoring the Company’s systems and procedures for financial reporting and controls, reviewing all financial information in disclosure documents; monitoring the performance and fees and expenses of the Company’s external auditors and recommending external auditors for appointment by shareholders.  The Audit Committee is also responsible for reviewing the Company’s annual financial statements prior to approval by the Board and release to the public.  Currently the members are John Robertson and  James Vandeberg .

Board of Directors Meetings

The Company held no Board meetings during fiscal 2009.  The Company acted by written consent on eleven (11) occasions adopted by all directors during the April 2009 fiscal year.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

STATEMENT OF EXECUTIVE COMPENSATION

The Company is required, under applicable securities legislation in Canada, to disclose to its Shareholders details of compensation paid to its directors and officers.  The following fairly reflects all material information regarding compensation paid by the Company to its directors and officers, which information has been disclosed to the Company's Shareholders in accordance with applicable Canadian law.

Executive Compensation

Compensation Discussion and Analysis

The Company’s executive officers make recommendations to the board of directors regarding compensation policies and the compensation of senior officers. The Company does not have a Compensation Committee.  The compensation of the senior executives comprises two components; namely, a base salary or consulting fees and the grant of stock options pursuant to the Company’s stock option plan which is more particularly outlined below under the Option-based Awards section.   These forms of compensation are chosen to attract, retain and motivate the performance of selected directors, officers, employees or consultants of the Company of high caliber and potential.  Each senior executive is employed for his or her skills to perform specific tasks and the base salary and number of options is fixed accordingly.

Option-based Awards

The grant of option-based awards to the senior executives is determined by the recommendation of executive officers to the board of directors pursuant to the terms of the stock option plan referred to below. Previous grants of option-based awards are taken into account when considering new grants.

The options are always granted at market price. The valuation of the fair value of the options at the time of the grant is based on the Black Scholes model and includes the following assumptions: weighted average risk free rate, weighted average expected life, expected volatility and dividend yield.

During the year ended April 30, 2009, no option-based awards for executives were granted.

Summary Compensation Table

Named Executive Officer mean the Chief Executive Officer (“CEO”), the Chief Financial Officer (“CFO”) or any individual acting in a similar capacity or function, regardless of the amount of compensation of that individual and each of the Company’s three most highly compensated executive officers, other than the CEO and CFO, or three most highly compensated individuals acting in similar capacities, who were serving as executive officers, or in a similar capacity, at the end of the most recent financial year and whose compensation exceeds CDN$150,000, and such individuals who would be an NEO but for the fact that they were not serving as an executive officer or in a similar capacity at the end of that financial year.

During the Company’s last completed financial year ended April 30, 2009, the Company had two Named Executive Officers: Mr. John Robertson, President and CEO, and Mr. James Vandeberg, COO and CFO.

The following table (presented in accordance with Form 51-102F6 – Statement of Executive Compensation (“Form 51-102F6”) under National Instrument 51-102 – Continuous Disclosure Obligations) sets forth all annual, long term and other compensation for services in all capacities to the Company and its subsidiaries payable to the NEOs for the three financial years ended April 30, 2009, 2008, and 2007 (to the extent required by the Regulations) in respect of the Named Executive Officers:

The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer and the Company's most highly compensated executive officers who served as such at the end of the last fiscal year.  No executive officer had an annual salary and bonus in excess of $100,000 during such year.

Non-equity incentive plan compensation ($)
Name and Principal Position	Year Ended April 30	Salary ($)	Share- based Awards ($)	Option- Based Awards ($) (6)	Annual incen- tive plans ($)	Long-term incentive plans ($)	Pension value ($)	All other Compen-sation ($)(5)	Total compensation ($)
John G. Robertson, CEO(1)(2)	2009 2008 2007	Nil Nil Nil	Nil Nil Nil	Nil Nil 40,592	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil 40,592
James Vandeberg, CFO(3)(4)	2009 2008 2007	Nil Nil Nil	Nil Nil Nil	Nil Nil 4,059	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil 4,059

(1)

Mr. Robertson is also a director but does not receive any compensation in that capacity.

(2)

Mr. Robertson’s option-based awards received during 2007 consisted of 1,000,000 stock options which were originally granted on November 20, 2001 but were extended on October 20, 2006 to expire on November 20, 2011.  These options have an exercise price of $0.20 and a fair value of $0.162367 per share.

(3)

Mr. Vandeberg is also a director but does not receive any compensation in that capacity.

(4)

Mr. Vandeberg’s option-based awards received during 2007 consisted of 100,000 stock options which were originally granted on November 20, 2001 but were extended on October 20, 2006 to expire on November 20, 2011.  These options have an exercise price of $0.20 and a fair value of $0.162367 per share.

(5)

The value of perquisites received by each of the NEOs, including property or other personal benefits provided to the NEOs that are not generally available to all employees, were not, in the aggregate, greater than $50,000 or 10% of the NEOs total salary for the financial year.

(6)

The valuation of the fair value of the options at the time of the grant is based on the Black Scholes model and includes the following assumptions; weighted average risk free rate, weighted average expected life, expected volatility and dividend yield.

Narrative Discussion

The Company does not have a share-based award plan other than the stock option plan referred to above. The Company also does not have a pension plan or a long term incentive plan.

Employment Contracts and Termination of Employment

There are no employment agreements or other compensating plans or arrangements with regard to any of the Named Executive Officers which provide for specific compensation in the event of resignation, retirement, other termination of employment or from a change of control of the Issuer or from a change in a Named Executive Officer’s responsibilities following a change in control.

Pursuant to the Company’s stock option plan, in the event the optionee’s employment by or engagement with (as a director  or otherwise) the Company is terminated by the Company for any reason  other  than  death before exercise of the options granted hereunder, the stock  option granted to the Participant shall immediately expire and all rights to purchase shares thereunder shall immediately cease and expire and be of no further force or effect.

In  the event the Participant resigns as an employee, the Participant shall have thirty (30) days from the date of such resignation to exercise such of the optioned  shares  in  respect  of  which  such  option  has  not been previously exercised,  and  thereafter  his option shall expire and all rights to purchase shares  hereunder  shall  cease and expire and be of no further force or effect.

Refer also to the Compensation Discussion and Analysis section above.

Incentive Plan Awards

Narrative Discussion

As reported above under the Summary Compensation Table, the Company does not have a share-based award plan or a long term incentive plan.   Information with respect to the grant of stock options is more particularly described above in the Option-based Awards and Compensation Discussion and Analysis sections.

Outstanding Option-Based Awards and Share-Based Awards

No option-based awards were granted to the NEOs at the end of the most recently completed financial year.  The following table sets out the option-based awards that are currently outstanding as at the end of the most recently completed financial year.

	Option-based Awards				Stock-based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price ($)	Option expiration date	Value of unexercised in-the-money options ($)	Number of shares or units of shares that have not vested (#)	Market or payout value of share-based awards that have not vested ($)
John Robertson	900,000	0.20	November 20, 2011	N/A	750,000	121,775
James Vandeberg	100,000	0.20	November 20, 2011	N/A	75,000	12,178

Incentive Plan Awards – value vested or earned during the year

No incentive stock options were granted to any NEOs during the year ended April 30, 2009.

No incentive stock options vested during the year ended April 30, 2009 which were held by the NEOs.

Mr. Robertson was granted options to purchase 1,000,000 shares of common stock at $0.20 per share.  These options were previously due to expire on November 20, 2006.  On October 20, 2006, the Board of Directors extended the expiry date to November 20, 2011.

During the year ended April 30, 2009, neither of the two NEOs exercised or sold options. There were 725,000 unexercised options at the financial year end held by the NEOs, none of which were in-the-money.

Pension Plan Benefits

As reported under the Summary Compensation Table, the Company does not maintain a Pension Plan for its employees and therefore no benefits were received.

Termination of Employment or Change of Control

Other than as described in the Narrative Discussion section under the Summary Compensation Table, the Company has no plans or arrangements with respect to remuneration received or that may be received by the Named Executive Officers during the Company’s most recently completed financial year or current financial year in view of compensating such officers in the event of termination of employment (as a result of resignation, retirement, change of control, etc.) or a change in responsibilities following a change of control, where the value of such compensation exceeds $150,000 per executive officer.

DIRECTOR COMPENSATION

During the most recently completed financial year, the Company paid no cash compensation (including salaries, fees, directors’ fees, commissions, bonuses paid for services rendered during the most recently completed fiscal year, bonus during the most recently completed fiscal year for services rendered in a previous year, and any compensation other than bonuses earned during the most recently completed fiscal year, the payment of which was deferred) to the Directors for services rendered.

Executive Officers of the Company, who also act as Directors of the Company, do not receive any additional compensation for services rendered in such capacity other than as paid by the Company to such Executive Officers in their capacity as Executive Officers (see “Executive Compensation”).

Option-Based Awards, Share-Based Awards and Non-equity Incentive Plan Compensation for Directors

As disclosed under Director Compensation, the Company does not have a share-based award plan, a pension plan or a non-equity incentive plan for its directors.

Option-based awards to the directors are granted pursuant to the terms of the Company’s stock option plan. The options are always granted at market price. The valuation of the fair value of the options at the time of the grant is based on the Black Scholes model and includes the following assumptions; weighted average risk free rate, weighted average expected life, expected volatility and dividend yield.

Directors generally receive a grant of stock options upon their appointment.

During the most recently completed year, no stock options were granted to any directors.

Non-Cash Compensation

No stock options were granted by the Company during the financial year ended April 30, 2009 to the directors who are not a Named Executive Officers of the Company.

There were no exercises of stock options during the financial year ended April 30, 2009 by the directors who are not the Named Executive Officers, and the financial year end value of unexercised options.  There were 75,000 unexercised options at the financial year end held by one directors who is not a Named Executive Officer, none of which were in-the-money.

Incentive Plan Awards Tables

No incentive stock options, which were held by the non-executive directors, vested during the 2009 year.

No other compensation is paid to any of our Executive Officers or Directors. We may in the future create retirement, pension, profit sharing, insurance and medical reimbursement plans covering our Officers and Directors. At the present time, we have no such plans. No advances have been made or are contemplated by us to any of our Officers or Directors.

Mr. Robertson was granted options to purchase 1,000,000 shares of common stock at $0.20 per share.  These options were previously due to expire on November 20, 2006.  On October 20, 2006, the Board of Directors extended the expiry date to November 20, 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth information about outstanding equity awards held by our named executive officers as of April 30, 2009.

Option Awards (1)

Name	Number of Securities Underlying Unexercised Options granted (#) Exercisable	Number of Securities Underlying Unexercised Options granted (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration date
John Robertson	900,000	Nil	Nil	$0.20	November 20, 2011
James Vandeberg	100,000	Nil	Nil	$0.20	November 20, 2011

(1)

There were no Stock Awards awarded to the named executive officers.  Accordingly, this disclosure has been omitted.

Compensation of Directors

During the most recently completed financial year, the Company paid no cash compensation (including salaries, fees, directors’ fees, commissions, bonuses paid for services rendered during the most recently completed fiscal year, bonuses paid during the most recently completed fiscal year for services rendered in a previous year, and any compensation other than bonuses earned during the most recently completed fiscal year the payment of which was deferred) to the Directors for services rendered.

Executive Officers of the Company, who also act as Directors of the Company, do not receive any additional compensation for services rendered in such capacity other than as paid by the Company to such Executive Officers in their capacity as Executive Officers (see “Compensation of Executive Officers”).

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our equity compensation plans as of April 30, 2009.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights (3)(4)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders:
▪ 1999 Amended Stock Option Plan (1) and 2007 Stock Option Plan (2)	2,375,000	$0.28	2,125,000
Equity compensation plans not approved by security holders	N/A	N/A	N/A

(1)

The Company has a Stock Option Plan to issue up to 2,500,000 shares to certain key directors and employees, approved and registered October 2, 1996, and amended, the “1999 Amended Plan” as approved by the board of direction on May 28, 1999. Pursuant to the 1999 Amended Plan, the Company has granted stock options to certain directors and employees.

(2)

The Company has a further Stock Option Plan to issue up to a further 2,000,000 shares to certain key directors and employees, the “2007 Plan” as approved by the board of direction on October 22, 2007. Pursuant to the 2007 Plan, the Company has granted stock options to certain directors and employees.

(3)

The price reflects the weighted average exercise price of those options which are vested and exercisable.

(4)

The weighted average exercise price of those options which are exercisable (987,500 options) is $0.32.

The Company has a Stock Option Plan to issue up to 2,500,000 Class “A” common shares to certain key directors and employees, approved and registered October 2, 1996, as amended (the “1999 Amended Plan”). Pursuant to the 1999 Amended Plan, the Company has granted stock options to certain directors and employees and registered them on Form S-8 with the Securities and Exchange Commission.

On October 22, 2007, the Company approved the 2007 Stock Option Plan (the “2007 Plan”) to issue up to 2,000,000 Class “A” common shares to directors and employees and registered them on Form S-8 with the Securities and Exchange Commission.

All options granted by the Company under the 1999 Amended Plan have the following vesting schedule:

These options vest as follows:

(ii)

25% of the options vest upon granting of the option; such initial exercise is referred to as the “First Vesting”;

(iii)

The second 25% of the options vest 90 days from the date of exercise of the First Vesting; such second vesting is referred to as the “Second Vesting”;

(iv)

The third 25% of the options vest 90 days from the date of the exercise of Second Vesting; such third vesting is referred to as the “Third Vesting”;

(v)

The fourth and final 25% of the options vest 90 days from the date of exercise of the Third Vesting; and.

(vi)

The options expire 60 months from the date of grant.

During the fiscal year ended April 30, 2008, the Company granted 1,000,000 options in accordance with the terms of the Power Telecom Option Agreement.  These options were granted under the 2007 Plan and have the following vesting schedule:

(i)

12.5% of the options vest on the day that the Company issues ten million of its shares to Power Telecom as per the option agreement. Refer to Note 3.

(ii)

Every 90 days thereafter, an additional 12.5% of the grant shall vest; and

(iii)

The options expire 60 months from the date of grant.

Performance Stock Plan

The Company adopted a Performance Stock Plan on March 5, 1997, as to 1,000,000 shares.  The Performance Stock Plan authorizes the issuance of up to 1,000,000 shares of common stock of the Company to be issued to key employees, officers, directors and consultants of the Company.  There were no shares issued pursuant to the Performance Stock Plan during the fiscal year.

Employment Contracts and Termination of Employment and Change of Control Arrangements

The Company does not have any employment contracts, termination of employment and change of control arrangements.

Certain Related Transactions and Legal Proceedings with Directors

The Company entered into an agreement dated April 6, 2005, with a private company controlled by the President of the Company to acquire a working interest in two oil wells located in Burleson County, Texas.  The wells are producing but a value cannot be placed on them due to vertical fracture features that prevent the estimation of reserves.  The Company agreed to issue up to 1,000,000 shares (issued – 279,477) of restricted common stock at the rate of one share for every $0.10 of revenue from the wells. Refer to Note 10 (a) to our consolidated financial statements.

The Company entered into an agreement with a professional law firm in which a partner of the firm is an Officer and Director of the Company. As of April 30, 2009, the Company paid fees for legal services amounting to $28,400 (2008 - $27,191).

Changes in Control

Other than as follows, we know of no arrangements the operation of which may result in a change of our control.

On November 26, 2007, the Company entered into an Equity Share Purchase Agreement (the “Option Agreement”) with all of the stockholders of Power Telecom, a corporation organized under the laws of Hong Kong. Pursuant to the Option Agreement the Company, at its option, has the right to purchase all of the issued and outstanding shares of capital stock of Power Telecom (the “Shares”).  Pursuant to the Option Agreement between the Company and the shareholders of Biotonus Clinique Bon Port (Hong Kong) Limited and Power Telecom Limited, from the date of the Option Agreement until the earlier of the date that IAS has fully exercised the options under the Option Agreement and December 31, 2013, Messrs. Samuel Kam and Biotonus Clinique Bon Port (Hong Kong) Limited covenant to vote their shares of the Company in favour of the composition of the Board of Directors of IAS as Mr. Robertson shall so direct in writing until either all options are exercised or until December 31, 2013. Mr. Robertson disclaims beneficial ownership of these shares (refer to our 8-K dated and filed with the SEC November 28, 2007).

The Company does not intend to exercise any further options to acquire any further interest in Power Telecom.

Communications with Directors

Our Board of Directors has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of our Board of Directors by mail or electronically. To communicate with our Board of Directors, correspondence should be addressed to our Board of Directors or any such individual directors or group of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 240 – 11780 Hammersmith Way, Richmond, BC  V7A 5E9.  To communicate with any of our directors electronically, a shareholder should send an email to: info@iasenergy.com.

Board Members' Attendance at Annual Meetings

It is our policy that our directors are invited and encouraged to attend all of our annual meetings. At the time of our previous annual meeting of shareholders, we had three directors, two of whom were in attendance.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

General

The Company’s Bylaws (“Bylaws”) provide that the number of directors must fall within a range of 2 to 9, the exact number to be determined by the shareholders.  Directors are elected for a term of one year and until their successors have been elected and qualified.  There are currently two (2) directors of the Company:  John Robertson and James Vandeberg.

Unless the authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting for the election of Messrs. Robertson and Vandeberg. Although it is anticipated that each nominee will be available to serve as a director, should a nominee become unavailable to serve, the proxies will be voted for such other person as may be designated by our Board of Directors.  Directors hold office until the next annual meeting of shareholders or until their respective successors are elected or until their earlier death, resignation or removal.

REQUIRED VOTE AND BOARD RECOMMENDATION

Assuming a quorum is present at the Annual Meeting, the three nominees for director receiving the highest number of affirmative votes will be elected; votes withheld and votes against a nominee have no practical effect. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for this proposal, but will not be included in the vote totals for this proposal and, therefore, will have no effect on the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR ALL NOMINEES FOR THE BOARD OF DIRECTORS.

PROPOSAL NO. 2 - APPROVAL OF AUDITOR

Relationship with Independent Auditor

Upon recommendation of our Audit Committee, on September 5, 2008, our board of directors terminated Smythe Ratcliffe LLP, Chartered Accountants as our principal accountant, who audited our consolidated financial statements for the fiscal year ended April 30, 2008, and appointed James Stafford, Inc., Chartered Accountants as the Company’s new principal accountant.  On July 8, 2009, James Stafford, Inc., Chartered Accountants, resigned as the Company’s principal accountants.  Upon recommendation of our Audit Committee, on July 15, 2009, our board of directors appointed Malone & Bailey PC, Certified Public Accountants, as the Company’s new independent principal accountant (see the Company’s Form 8-K dated September 10, 2008, Form 8-K dated July 14, 2009 and the 8-K dated July 23, 2009, filed on EDGAR).

The Company does not expect a representative of Malone & Bailey to be present at the Annual Meeting.  However, Malone & Bailey will have the opportunity to make a statement if it desires to do so.

The Board of Directors recommends that Malone & Bailey PC, Certified Public Accountants serve as auditor of the Company until the next Annual Meeting.  Malone & Bailey PC, Certified Public Accountants, performed the audit of the consolidated financial statements for the Company for the year ended April 30, 2009.

Additional Audit Information

The following table discloses accounting fees and services which we paid to our auditor, Malone & Bailey PC, Certified Public Accountants, and to our former auditors, James Stafford, Inc., Chartered Accountants, and Smythe Ratcliffe LLP during 2009 and 2008:

Type of Services Rendered	2009 Fiscal Year	2008 Fiscal Year

(a) Audit Fees	$50,000	$40,000

(b) Audit-Related Fees	$0	$0

(c) Tax Fees	$0	$0

(d) All Other Fees	$0	$0

Votes will be counted respecting proxies received or shareholders present at the meeting only.  Abstentions and brokers’ non-votes will not be counted.

The Board of Directors recommends a vote FOR Proposal No. 2.

PROPOSAL NO. 3 – NAME CHANGE OF COMPANY

The Board of Directors of the Company has approved an amendment to the Company's Articles of Incorporation to change the name of the Company to "Video 1314.com, Inc." As approved by the Board of Directors, the name change will not become effective until (a) shareholder approval is received for the Articles of Amendment and (b) the Company's President and Chief Executive Officer decides it is the appropriate time to file the Articles of Amendment to effect the name change. It is currently anticipated that the Articles of Amendment will be filed as soon as practical after shareholder approval is received.

The Company's Articles of Incorporation provide that a majority of the shares eligible to vote can approve Articles of Amendment to the Articles of Incorporation.

The Company's current name, IAS Energy, Inc., has no current identification with the Company's business focus.  The Company believes that it will improve the Company's name identification if its corporate name is the same as the name of its business focus. It is anticipated that this change will improve awareness of the Company in the minds of shareholders by better identifying the business of the Company.

By Unanimous Written Consent dated October 14, 2009, the Board of Directors adopted resolutions to authorize the Company's President and Chief Executive Officer to proceed with effecting the name change at such time as he decides to do so, after first submitting the name change to the shareholders for their approval.

The Board of Directors recommends a vote FOR Proposal No. 3.

PROPOSAL NO. 4 –– INCREASE OF AUTHORIZED CAPITAL

Under the Company’s Articles of Incorporation, we have authorized 100,000,000 shares of common stock with no par value.  On October 14, 2009, the Board of Directors approved a resolution to amend the Articles, subject to shareholder approval, to increase the number of shares of common stock authorized for issuance to 200,000,000 shares of common stock.

As of the record date, we had 70,438,562,  shares of common stock outstanding.  The balance of our authorized but unissued shares are reserved for issuance under our Stock Option Plan, as amended, and the exercise of up to 210,000 warrants.

Purpose and Effect of the Amendment

The principal purpose of the proposed amendment to the Articles of Incorporation is to authorize additional shares of common stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to permit future stock dividends, to raise additional capital through the sale of equity securities, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers or for other corporate purposes. The availability of additional shares of common stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking shareholder approval in connection with the contemplated issuance of common stock. If the amendment is approved by the shareholders, the Board does not intend to solicit further shareholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law, like a merger or share exchange.

The increase in authorized common stock will not have any immediate effect on the rights of existing shareholders. However, the Board will have the authority to issue authorized common stock without requiring future shareholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. The holders of common stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares.

The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the shareholders. Shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized common stock is not prompted by any specific effort or takeover threat currently perceived by management. The Board has no plans to implement additional anti-takeover measures. Also there are no provisions in the Company’s Articles of Incorporation, By-laws or other agreements which have material anti-takeover effects.

The additional shares of common stock to be authorized pursuant to the proposed amendment will be of the same class of common stock as is currently authorized under the Articles. We do not have any current intentions, plans, arrangements, commitments or understandings to issue any shares of its capital stock except in connection with its existing stock option and purchase plans and as stock dividends to holders of outstanding stock.

Approval of the amendment of the articles must be approved by the vote of a majority of the outstanding shares on the record date.

The Board of Directors recommends a vote FOR Proposal No. 4.

OTHER MATTERS

Transfer Agent

The Nevada Agency and Trust Company, located at 50 West Liberty Street, Suite 880, Reno, Nevada, USA, phone (775) 322-0626, fax (775) 322-5623 is the transfer agent for the Company’s common shares.

Annual Report

A copy of our Annual Report on Form 10-K for the fiscal year ended April 30, 2009 is available electronically at www.sec.gov and on our website at www.iasenergy.com .

Stockholder Proposals

Stockholder proposals to be included in the Company’s Proxy Statement and Proxy for its 2007 Annual Meeting must meet the requirements of Rule 14a-8 promulgated by the Securities and Exchange Commission and must be received by the Company no later than August 30, 2010.

Additional Information

In order to reduce the financial and environmental impact of printing and mailing, each shareholder may obtain a copy of Company’s Annual Report containing the Company’s 2009 audited financial statements, including the report of its independent chartered accountants on our website at www.iasenergy.com .  However, upon receipt of a written request, the Company will be pleased to furnish to any shareholder, without charge, a copy of the Company’s 2009  Form 10-K as filed with the SEC under the Securities Exchange Act of 1934 (including the financial statements and the schedules thereto and a list briefly describing the exhibits thereto).  Shareholders should direct any request to the Company, #240 – 11780 Hammersmith Way, Richmond, British Columbia, Canada, V7A 5E9, Attention: John Robertson, President.

Action on Other Matters

The Board of Directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

At the Meeting, management will report on the Company’s business and shareholders will have the opportunity to ask questions.

IAS ENERGY, INC.

By Order of the Board of Directors

/s/

John G. Robertson

John G. Robertson, President

Richmond, British Columbia

November __, 2009

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

OF

IAS ENERGY, INC.

PLEASE SIGN AND RETURN IMMEDIATELY

I, the undersigned shareholder of IAS ENERGY, INC. (the "Company"), hereby nominate, constitute and appoint John Robertson, the President and a Director of the Company, or failing him,____________________ (with full power to act alone), as my true and lawful attorney, with full power of substitution, to vote for me and in my name, place and stead all of the stock of the Company standing in my name and on its books on November 2, 2009 (the “Record Date”), at the Annual and Special Meeting of Shareholders to be held at The River Club, 11111 Riverside Drive, Richmond, British Columbia at 11:00 a.m., on January 4, 2010, or at any adjournments thereof, with all the powers the undersigned would possess if personally present, as follows:

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND WILL BE VOTED "FOR" THE INDIVIDUALS AND THE PROPOSITIONS LISTED BELOW UNLESS THE SHAREHOLDER, BY SO SIGNIFYING IN THE SPACES PROVIDED BELOW, WITHHOLDS AUTHORITY TO VOTE FOR THEM OR VOTES AGAINST SAID PROPOSITION.

1. ELECTION OF DIRECTORS.  Electing the persons listed below to serve as Directors for the ensuing year.

John Robertson

FOR

☐

WITHHOLD VOTE

☐

James Vandeberg

FOR

☐

WITHHOLD VOTE

☐

2.  APPROVAL OF MALONE & BAILEY PC, Certified Public Accountants, as Auditor of the Company until the  close of the next annual meeting.

FOR

☐

AGAINST

☐

ABSTAIN

☐

3. AMENDMENT OF ARTICLES OF INCORPORATION, to change the name of the Company.

FOR

☐

AGAINST

☐

ABSTAIN

☐

4.

AMENDMENT OF ARTICLES OF INCORPORATION to increase the authorized capital.

FOR

☐

AGAINST

☐

ABSTAIN

☐

5.  OTHER MATTERS.  In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" the individuals and the propositions listed above.

THIS PROXY, WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1 AND FOR THE PROPOSALS 2, 3 and 4.

DATED_______________________________, 2009.

___________________________________________

___________________________________________

Name of Shareholder (please print)

Name of Shareholder (please print)

___________________________________________

___________________________________________

Signature of Shareholder

Signature of Shareholder

No. of Shares:   ______________________

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE.  IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN.  ALL JOINT OWNERS MUST SIGN.  WE URGE YOU TO SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE TO NEVADA AGENCY & TRUST COMPANY, 50 WEST LIBERTY STREET, SUITE 880, RENO, NV. 89501 -WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.  IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY.  THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

NOTES TO FORM OF PROXY

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING ON ANY POLL AS REQUESTED BY A SHAREHOLDER OR PROXYHOLDER (PROVIDED THE INSTRUCTIONS ARE CERTAIN).  IF THE SHAREHOLDER HAS SPECIFIED A CHOICE WITH RESPECT TO ANY OF THE ITEMS ABOVE BY MARKING AN “X” IN THE SPACE PROVIDED FOR THAT PURPOSE THE SHARES WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH THAT CHOICE.  (IN THE ABSENCE OF INSTRUCTIONS MADE ON A FORM OF PROXY, IT IS THE INTENTION OF THE MANAGEMENT DESIGNEE, IF NAMED AS PROXY, TO VOTE FOR THE APPROVAL OF ALL OF THE MATTERS REFERRED TO IN THE NOTICE OF MEETING.)

THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THE MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MIGHT PROPERLY COME BEFORE THE MEETING.

A Shareholder has the right to designate a person (who need not be a Shareholder of the Company), other than directors, officers of the Company and the management designee, to attend and act for him at the Meeting.  Such right may be exercised by inserting in the blank space provided in the Form of Proxy, the name of the person to be designated and deleting therefrom, the names of the management designee or by completing another proper form of proxy and delivering same to the office of the Transfer Agent of the Company, Nevada Agency & Trust Company, 50 West Liberty Street, Suite 880, Reno, NV, 89501 – no later than forty-eight (48) hours (excluding Saturdays, Sundays, and holidays) before the time set for the Meeting or any adjournment thereof.

The Form of Proxy, to be valid, must be signed by the Shareholder or by his attorney duly authorized in writing, or, if the Shareholder is a corporation, the Form of Proxy shall be executed by an officer of such corporation or by an attorney duly authorized in writing.  If the Form of Proxy is executed by an attorney for an individual shareholder or by an officer or attorney of a corporate shareholder, the instrument so empowering the officer or attorney, as the case may be, or a notarial copy thereof, must accompany the Form of Proxy.

A proxy to be effective must be deposited at the office of the Transfer Agent of the Company, no later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the time set for the Meeting or any adjournment thereof.